Exhibit 99.1

Marchex Reports Second Quarter 2012 Financial Results

Company sees Sequential Growth in Call –Driven Revenue Driven by Mobile and Call

Advertising Products

Company Announces an Increase to its Regular Quarterly Dividend for Common Stock

SEATTLE – August 2, 2012 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended June 30, 2012.

Second Quarter 2012 Consolidated Financial Results:

•	Revenue was $34.0 million for the second quarter of 2012, compared to $38.8 million for the same period of 2011.

•

GAAP net income applicable to common stockholders was $330,000 for the second quarter of 2012 or $0.01 per diluted share. This compares to GAAP net income applicable to common stockholders of $80,000 or $0.00 per diluted share for the same period of 2011. The second quarter 2012 results included non-cash stock-based compensation expense of $4.8 million, compared to non-cash stock-based compensation expense of $3.9 million for the same period in 2011.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for second quarter 2012 was $0.06, compared to $0.08 for the same period in 2011.

•

Adjusted operating income before amortization was $3.7 million for the second quarter of 2012, compared to $5.0 million for the same period of 2011. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $4.6 million in the second quarter of 2012, compared to $6.0 million for the same period of 2011. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“During the second quarter, Marchex continued to make strides with our mobile and call advertising products,” said Russell C. Horowitz, Marchex Chairman and CEO. “We are adding new advertisers and increasingly penetrating existing relationships as advertisers initially adopt mobile and call advertising. Marchex is well positioned to capitalize on the shift of dollars to mobile as this market evolves.”

Recent Highlights:

1.	Call-Driven Revenues: For the second quarter of 2012, revenue from call advertising products was $27.3 million.

2.	Non-Call Advertising Product Revenues: For the second quarter, revenue from non-call advertising products was $6.7 million, which was down $2.3 million from the prior quarter. Non-Call Advertising products include Marchex’s directory and domain assets, pay-per-click and reputation management products. As Marchex continues its process of exploring strategic options to realize additional value from these assets, it will be increasingly operating these product areas separately. This initiative is designed to help unlock further opportunities with these products and assets, as well as enable the resourcing decisions that can help achieve these goals.

3.	During the second quarter, Marchex sold a small number of domains that yielded $3.3 million, which represented the largest quarter of domain sales in the company’s history.

4.	During the second quarter, Marchex announced that its Board of Directors had authorized a 1 million share increase to the company’s ongoing share repurchase program. This increase is in addition to the approximately 1 million share authorization that was remaining under the program as of May 11, 2012. The share repurchase program authorizes the purchase of the company’s Class B common stock through open market and privately negotiated transactions, at times and in such amounts as the company deems appropriate. Separately, Marchex also purchased 149,000 shares of its outstanding Class B common stock during the second quarter for a total price of $581,000. This brings Marchex’s total shares repurchased under its stock repurchase program to 11.1 million shares, or 30% of its outstanding common stock.

5.	As previously announced, Russell C. Horowitz, Chairman and CEO, Michael Arends, Chief Financial Officer, John Keister, Executive Vice Chairman and Ethan Caldwell, General Counsel and Chief Administrative Officer, are purchasing shares of the Company’s Class B common stock in open market transactions over the balance of the year. Mr. Horowitz is purchasing up to an aggregate total of $1 million worth of the company’s Class B common stock and the other executive officers have or intend to purchase shares in varying amounts.

6.	Marchex also announced today that it is increasing its quarterly cash dividend from $0.02 to $0.035 per share of Class A common stock and Class B common stock. The indicated annual cash dividend, subject to capital availability, is $0.14 per common share or $5.3 million, up from $0.08 per common share or $3.0 million. For the third quarter, Marchex will pay the incremental $0.015 per share dividend on August 31, 2012 to the holders of record as of the close of business on August 16, 2012. Marchex believes the continued cash generating characteristics of its business, domain sales, and other potential asset sales or divestitures can adequately fund the dividend and ongoing capital needs of the company.

Marchex Guidance:

The following forward-looking statements reflect Marchex’s expectations as of August 2, 2012.

Financial guidance for the fiscal year ending December 31, 2012:

Revenue:	$137 million to $141 million

Adjusted Operating Income Before Amortization:	More than $14.5 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.5 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $19 million

Long Term Adjusted EBITDA Margin Target:	20% or more

2012 GAAP income (loss) from operations is expected to be ($2.2) million or better, assuming stock-based compensation between $15.5 million and $16 million and amortization of intangible assets from acquisitions between $4.7 million and $5.5 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

Financial guidance for the Third Quarter ending September 30, 2012:

Revenue:	$33.5 million to $34.5 million

Adjusted Operating Income Before Amortization:	$3 million to $4 million

Adjusted EBITDA:	Estimated add-backs of approximately $1 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of $4 million to $5 million

Long Term Adjusted EBITDA Margin Target:	20% or more

Third quarter GAAP income (loss) from operations is expected to be ($2.7) million or better, assuming stock-based compensation between $3.5 million and $4 million and amortization of intangible assets from acquisitions between $1.2 million and $1.7 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

“In the second quarter, we saw sequential growth from call-driven revenues as we continued to make progress with our mobile and call advertising products. We expect the momentum to continue into the back half of 2012 with sequentially increasing call-driven revenues for the third and fourth quarters. Meanwhile, the decline in non-call driven revenue is impacting overall near term growth. We remain highly focused on replicating the successful advertiser and publisher relationships that we have as well as continuing to add experienced people to support the growth. As we move forward, we are managing our investments in the mobile and call advertising opportunity such that as we grow, a portion of the incremental contribution will be allocated to support our growth initiatives, including investments in our products, people and customers. The rest will flow through to contribute to expanding contribution margins,” said Michael Arends, Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday August 2, 2012 to discuss its second quarter ended June 30, 2012 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of the Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex, Inc. is a leading mobile and call advertising company that drives millions of consumers to connect with businesses over the phone, delivers the most quality phone calls in the industry, and provides in-depth analysis of those phone calls.

We support our customers through a unique technology platform that has three primary components: (1) Call Analytics, which powers all of our advertising solutions, and allows partners to leverage data and insights that accurately measure the performance of mobile, online and offline call advertising; (2) Digital Call Marketplace, which connects hundreds of millions of consumer calls annually to our advertisers from a range of mobile and online sources on a Pay For Call basis; and (3) Local Leads, a white-labeled, full service digital advertising solution for small business resellers that drives quality phone calls and other leads to their small business advertisers.

Marchex is based in Seattle. To learn more, please visit www.marchex.com/products.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 2, 2012 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Katie Riese

Weber Shandwick

(206) 576-5507

kriese@webershandwick.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,
	2011	2012
Revenue	$38,761	$34,013

Expenses:
Service costs (1)	21,700	19,240
Sales and marketing (1)	3,934	4,606
Product development (1)	5,937	5,775
General and administrative (1)	6,139	5,480
Amortization of intangible assets from acquisitions	1,620	1,082
Acquisition related costs	1,049	—

Total operating expenses	40,379	36,183
Gain on sales and disposals of intangible assets, net	2,713	3,258

Income from operations	1,095	1,088
Interest expense and other, net	(175)	(115)

Income before provision for income taxes	920	973
Income tax expense	779	577

Net income	141	396
Dividends paid to participating securities	(61)	(66)

Net income applicable to common stockholders	$80	$330

Basic and diluted net income per share applicable to Class A and Class B common stockholders	$0.00	$0.01
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income per share applicable to common stockholders
Class A	10,000	9,570
Class B	23,523	24,341
Shares used to calculate diluted net income per share applicable to common stockholders
Class A	10,000	9,570
Class B	35,045	35,208
(1) Includes stock-based compensation allocated as follows:
Service costs	$314	$374
Sales and marketing	420	1,697
Product development	390	303
General and administrative	2,821	2,442

Total	$3,945	$4,816

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Six Months Ended June 30,
	2011	2012
Revenue	$67,841	$69,495

Expenses:
Service costs (1)	38,373	39,177
Sales and marketing (1)	6,628	8,519
Product development (1)	10,826	11,768
General and administrative (1)	11,294	11,775
Amortization of intangible assets from acquisitions	2,084	2,619
Acquisition related costs	1,451	(132)

Total operating expenses	70,656	73,726
Gain on sales and disposals of intangible assets, net	4,625	4,721

Income from operations	1,810	490
Interest expense and other, net	(72)	(312)

Income before provision for income taxes	1,738	178
Income tax expense	1,020	497

Net income (loss)	718	(319)
Dividends paid to participating securities	(125)	(139)

Net income (loss) applicable to common stockholders	$593	$(458)

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.02	$(0.01)
Dividends paid per share	$0.04	$0.04
Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	10,117	9,578
Class B	22,850	24,190
Shares used to calculate diluted net income (loss) applicable to common stockholders
Class A	10,117	9,578
Class B	34,675	33,768
(1) Includes stock-based compensation allocated as follows:
Service costs	$599	$758
Sales and marketing	639	2,075
Product development	704	603
General and administrative	5,514	5,288

Total	$7,456	$8,724

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2011	June 30, 2012
Assets
Current assets:
Cash and cash equivalents	$37,443	$33,573
Accounts receivable, net	30,635	26,089
Prepaid expenses and other current assets	3,614	3,974
Refundable taxes	193	323
Deferred tax assets	2,753	2,900

Total current assets	74,638	66,859
Property and equipment, net	6,187	6,260
Deferred tax assets	46,310	45,123
Intangibles and other assets, net	2,191	1,185
Goodwill	82,644	82,572
Intangible assets from acquisitions, net	8,088	5,469

Total assets	$220,058	$207,468

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,896	$12,720
Accrued expenses and other current liabilities	8,430	8,307
Deferred acquisition payments	35,214	17,880
Deferred revenue	1,930	1,965

Total current liabilities	58,470	40,872
Other non-current liabilities	2,580	2,441

Total liabilities	61,050	43,313
Stockholders’ equity:
Class A common stock	99	98
Class B common stock	281	284
Treasury stock	(1,067)	(582)
Additional paid-in capital	297,465	302,443
Accumulated deficit	(137,770)	(138,088)

Total stockholders’ equity	159,008	164,155

Total liabilities and stockholders’ equity	$220,058	$207,468

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2011	2012
Income from operations	$1,095	$1,088
Stock-based compensation	3,945	4,816
Amortization of intangible assets from acquisitions	1,620	1,082

Operating income before amortization (OIBA)	6,660	6,986
Acquisition related costs	1,049	—
Gain on sales and disposals of intangible assets, net	(2,713)	(3,258)

Adjusted operating income before amortization (Adjusted OIBA)	$4,996	$3,728

	Six Months Ended June 30,
	2011	2012
Income from operations	$1,810	$490
Stock-based compensation	7,456	8,724
Amortization of intangible assets from acquisitions	2,084	2,619

Operating income before amortization (OIBA)	11,350	11,833
Acquisition related costs	1,451	(132)
Gain on sales and disposals of intangible assets, net	(4,625)	(4,721)

Adjusted operating income before amortization (Adjusted OIBA)	$8,176	$6,980

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	June 30,
	2011	2012
Net cash provided by operating activities	$5,705	$7,980
Changes in asset and liabilities, net of acquisitions	(1,541)	(3,997)
Income tax expense (benefit)	779	577
Acquisition related costs	1,049	—
Interest expense and other, net	14	21
Excess tax benefits related to stock compensation	—	23

Adjusted EBITDA	$6,006	$4,604

Net cash provided by (used in) investing activities	$(14,120)	$2,032

Net cash used in financing activities	$(3,301)	$(17,734)

	Six Months Ended June 30,
	2011	2012
Net cash provided by operating activities	$8,224	$11,934
Changes in asset and liabilities, net of acquisitions	(379)	(3,695)
Income tax expense (benefit)	1,020	497
Acquisition related costs	1,451	—
Interest (income) expense and other, net	(90)	41
Excess tax benefits related to stock compensation	—	120

Adjusted EBITDA	$10,226	$8,897

Net cash provided by (used in) investing activities	$(13,189)	$3,226

Net cash used in financing activities	$(4,030)	$(19,030)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,
	2011	2012
Adjusted Non-GAAP EPS	$0.08	$0.06

Net income per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.00	$0.01
Shares used to calculate diluted net income per Class B share applicable to common stockholders	35,045	35,208
Net income applicable to common stockholders	$80	$330
Stock-based compensation	3,945	4,816
Acquisition related costs	1,049	—
Amortization of intangible assets from acquisitions	1,620	1,082
Gain on sales and disposals of intangible assets, net	(2,713)	(3,258)
Interest expense and other, net	175	115
Dividends paid to participating securities	61	66
Estimated impact of income taxes	(997)	(734)

Adjusted Non-GAAP net income applicable to common stockholders	$3,220	$2,417

Adjusted Non-GAAP EPS	$0.08	$0.06

Shares used to calculate diluted net income per Class B share applicable to common stockholders	35,045	35,208
Weighted average common shares related to deferred acquisition payments	3,890	5,236

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	38,935	40,444

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Six Months Ended June 30,
	2011	2012
Adjusted Non-GAAP EPS	$0.14	$0.11

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.02	$(0.01)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	34,675	33,768
Net income (loss) applicable to common stockholders	$593	$(458)
Stock-based compensation	7,456	8,724
Acquisition related costs	1,451	(132)
Amortization of intangible assets from acquisitions	2,084	2,619
Gain on sales and disposals of intangible assets, net	(4,625)	(4,721)
Interest expense and other, net	72	312
Dividends paid to participating securities	125	139
Estimated impact of income taxes	(1,877)	(1,976)

Adjusted Non-GAAP net income applicable to common stockholders	$5,279	$4,507

Adjusted Non-GAAP EPS	$0.14	$0.11

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	34,675	33,768
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable)	—	1,313
Weighted average common shares related to deferred acquisition payments	1,955	5,236

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	36,630	40,317

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.